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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM 8-K/A

                                 ---------------

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  APRIL 8, 2002

                        COMMISSION FILE NUMBER: 000-29785

                            ------------------------

                     AMERICAN ORIENTAL BIOENGINEERING, INC.
             (Exact name of registrant as specified in its charter)



                   NEVADA                                       84-0605867
       (State or other jurisdiction of                       (I.R.S. Employer
       incorporation or organization)                       Identification No.)

                    c/o Warner Technology & Investment Corp.
                              18 Kimberly Court
                            East Hanover, NJ 07936
                    (Address of principal executive offices)

                                (973) 966-8882
                (Issuer's telephone number, including area code)


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                               EXPLANATORY NOTE
                               ----------------


         On April 11, 2002, the Registrant filed a Current Report on Form 8-K to report a change in the Registrant's certifying accountant. In compliance with
Item 304(a) of Regulation S-K, the Registrant requested its former accountant to furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in its Current Report on Form 8-K.

         The Registrant is filing this Amended Current Report on Form 8-K/A in order to provide the Registrant's new address, to add certain additional disclosures required under Item 304(a) of Regulation S-K and to file the letter provided by its former accountant stating that he agrees with the statements made herein.


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On April 8, 2002 the Directors of the Registrant authorized the engagement of Thomas Leger & Co, LLP as independent auditor to audit the Registrant's financial statements for the fiscal year ending December 31, 2001, to replace Larry O'Donnell, CPA, P.C. as the independent auditor engaged to audit the Registrant's financial statements as of December 31, 2000.

         On December 18, 2001, the Registrant and Harbin Three Happiness Bioengineering Co., Ltd., a company organized under the laws of the People's Republic of China, entered into an agreement whereby the Registrant will acquire 100% of the equity interest of Harbin Bioengineering. In connection with the agreement, all of the directors and officers of the Registrant prior to the agreement have resigned and new directors and officers were appointed. In light of the agreement and the international operations of the Registrant on a going-forward basis, the Registrant determined to engage new auditors and accountants.

         The audit report of Larry O'Donnell, CPA, P.C. on the Registrant's consolidated financial statements for the fiscal year ended December 31, 2000 contained an explanatory paragraph regarding the Registrant's ability to continue as a going concern. Except as stated above, the audit report of Larry O'Donnell, CPA, P.C. on the review of the Registrant's financial statements for the fiscal year ending December 31, 2000 and for the period from inception, February 4, 1999 to December 31, 2000, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the period from inception on February 4, 1999 until the engagement of Thomas Leger & Co, LLP, there were no disagreements with Larry O'Donnell, CPA, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused him to make reference in connection with his opinion to the subject matter of the disagreement.

         Larry O'Donnell, CPA, P.C. did not resign or decline to stand for reelection. Upon selection of Thomas Leger & Co, LLP, the Registrant determined not to engage Larry O'Donnell, CPA, P.C. with respect to the audit of the Registrant's consolidated financial statements for periods beginning with the fiscal year ending December 31, 2001.

         The Registrant includes as Exhibit 16.1 to this Amended Current Report the letter of Larry O'Donnell, CPA, P.C. required under Item 304(a) of Regulation S-K and stating that he agrees with the above statements contained in this Amended Current Report on Form 8-K/A.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 16.1 - Letter from Larry O'Donnell, CPA, P.C.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2002

AMERICAN ORIENTAL BIOENGINEERING, INC.

/s/ Tony Liu
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Tony Liu
President & Director